UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☑	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

VISTAPRINT N.V.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VISTAPRINT N.V.
Hudsonweg 8
5928 LW Venlo
The Netherlands

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
Vistaprint N.V. will hold an Extraordinary General Meeting of Shareholders:

on Friday, September 30, 2011
at 5:30 p.m. Central European Time
at the offices of Stibbe
Strawinskylaan 2001
1077 ZZ Amsterdam
The Netherlands

MATTERS TO BE ACTED UPON AT THE EXTRAORDINARY GENERAL MEETING:

(1) Authorize our Management Board, acting with the approval of our Supervisory Board, to repurchase up to 20% of our issued and outstanding ordinary shares until March 30, 2013 on the open market, through privately negotiated transactions or in one or more self tender offers at prices per share between an amount equal to €0.01 and an amount equal to 110% of the market price of our ordinary shares on the NASDAQ Global Select Market or any other securities exchange where our shares are then traded (the market price being deemed to be the average of the closing price on each of the consecutive days of trading during a period no shorter than one trading day and no longer than 10 trading days immediately preceding the date of repurchase, as reasonably determined by the Management Board); and

(2) Transact other business, if any, that may properly come before the meeting or any adjournment of the meeting.

Our Management Board and Supervisory Board have no knowledge of any other business to be transacted at the extraordinary general meeting.

Shareholders of record at the close of business on September 2, 2011 are entitled to vote at the extraordinary general meeting. Your vote is important regardless of the number of Vistaprint ordinary shares you own. Whether or not you expect to attend the meeting, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope we have provided. Your prompt response will ensure that your shares are represented at the extraordinary general meeting. You can change your vote and revoke your proxy by following the procedures described in this proxy statement.

All shareholders are cordially invited to attend the extraordinary general meeting.

By order of the Management Board,

Chairman of the Management Board, President and
  Chief Executive Officer
September [ • ], 2011

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS to be held on September 30, 2011
INFORMATION ABOUT THE EXTRAORDINARY GENERAL MEETING AND VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 -- AUTHORIZATION TO REPURCHASE SHARES
OTHER MATTERS

VISTAPRINT N.V.
Hudsonweg 8
5928 LW Venlo
The Netherlands

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
to be held on September 30, 2011

This proxy statement contains information about the Extraordinary General Meeting of Shareholders of Vistaprint N.V., which we refer to in this proxy statement as the meeting. We will hold the meeting on Friday, September 30, 2011 at the offices of Stibbe, Strawinskylaan 2001, 1077 ZZ Amsterdam, the Netherlands. The meeting will begin at 5:30 p.m. Central European Time.

We are furnishing this proxy statement to you in connection with the solicitation of proxies by the Management Board of Vistaprint N.V. (which is also referred to as we, us or Vistaprint in this proxy statement) for use at the meeting and at any adjournment of the meeting.

We are first mailing the Notice of Extraordinary General Meeting and this proxy statement on or about September [ • ], 2011.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders:

This Proxy Statement is available for viewing, printing and downloading at http://proxy.ir.vistaprint.com. We will furnish without charge a copy of this proxy statement, as filed with the United States Securities and Exchange Commission, or SEC, to any shareholder who requests it in writing to Vistaprint N.V., c/o Vistaprint USA, Incorporated, Attention: Investor Relations, 95 Hayden Avenue, Lexington, MA 02421, USA or Vistaprint N.V., Hudsonweg 8, 5928 LW Venlo, the Netherlands. This proxy statement is also available on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE EXTRAORDINARY GENERAL MEETING AND VOTING

What is the purpose of the extraordinary general meeting?

At the meeting, our shareholders will consider and act upon the following matters:

(1) Authorize our Management Board, acting with the approval of our Supervisory Board, to repurchase up to 20% of our issued and outstanding ordinary shares until March 30, 2013 on the open market, through privately negotiated transactions or in one or more self tender offers at prices per share between an amount equal to €0.01 and an amount equal to 110% of the market price of our ordinary shares on the NASDAQ Global Select Market or any other securities exchange where our shares are then traded (the market price being deemed to be the average of the closing price on each of the consecutive days of trading during a period no shorter than one trading day and no longer than 10 trading days immediately preceding the date of repurchase, as reasonably determined by the Management Board); and

(2) Transact other business, if any, that may properly come before the meeting or any adjournment of the meeting.

Our Management Board and Supervisory Board are not aware of any other business to be transacted at the meeting.

Who can vote?

To be able to vote on the above matters, you must have been a shareholder of record according to the records of Computershare Trust Company, Inc., our transfer agent, at the close of business on September 2, 2011, which is the record date for the meeting. Shareholders of record at the close of business on September 2,

2011 are entitled to vote on each proposal at the meeting. The number of outstanding ordinary shares entitled to vote on each proposal at the meeting is [ • ].

How many votes do I have?

Each ordinary share of Vistaprint that you owned on the record date entitles you to one vote on each matter that is voted on at the meeting.

Is my vote important?

Your vote is important regardless of how many ordinary shares you own. Please take a moment to read the instructions below, vote your shares and submit your proxy as soon as possible to ensure that your shares are represented and voted at the meeting.

How do I vote?

You may vote by completing and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. For your vote to be counted at the meeting, our transfer agent, Computershare Trust Company, Inc. must receive your proxy no later than 5:30 CET on the last business day before the meeting.

If your ordinary shares are held in “street name” by a bank or brokerage firm, then you will need to follow the directions your bank or brokerage firm provides to you in order to vote your shares. Many banks and brokerage firms offer the option of voting by mail, over the Internet or by telephone, which will be explained in the vote instruction form you receive from your bank or brokerage firm.

The shares you own will be voted according to the instructions on the proxy card you mail. If you sign and return the proxy card, but do not give any instructions on a particular matter to be voted on as described in this proxy statement, then the shares you own will be voted in accordance with the recommendations of our Management Board and Supervisory Board. The Management Board and Supervisory Board recommend that you vote FOR Proposal 1.

If you attend the meeting in person, then you may also vote in person.

Can I change my vote after I have mailed my proxy card?

Yes. You can revoke your proxy and change your vote by doing any one of the following things:

•	signing another proxy with a later date and delivering the new proxy to our General Counsel at the offices of our subsidiary Vistaprint USA, Incorporated, 95 Hayden Avenue, Lexington, Massachusetts 02421 USA no later than 5:30 CET on the last business day before the meeting;

•	delivering to our General Counsel written notice no later than 5:30 CET on the last business day before the meeting that you want to revoke your proxy; or

•	voting in person at the meeting.

Your attendance at the meeting alone will not revoke your proxy.

Can I vote if my shares are held in “street name”?

If the ordinary shares you own are held in “street name” by a bank or brokerage firm, then your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides to you.

How do I attend the meeting and vote in person?

If you wish to attend the meeting in Amsterdam on September 30, 2011 in person, please send our General Counsel written notice at the offices of our subsidiary Vistaprint USA, Incorporated, 95 Hayden Avenue, Lexington, Massachusetts 02421 USA no later than September 28, 2011. If you need directions to the meeting, please call Investor Relations at 1-781-652-6480.

If you wish to attend the meeting and your shares are held in “street name” by a brokerage firm or bank, then you must (1) provide the written notice referenced above and (2) bring with you to the meeting an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date in order to be admitted to the meeting. To be able to vote your shares held in street name at the meeting, you will need to obtain a proxy card from the holder of record, i.e., your bank or brokerage firm.

What vote is required?

Under our articles of association, holders of at least one third of our outstanding ordinary shares must be represented at the meeting to constitute a quorum. Proposal 1 requires the approval of a majority of votes cast at a meeting at which a quorum is present.

Dutch law and our articles of association provide that ordinary shares abstaining from voting will count as shares present at the meeting but will not count for the purpose of determining the number of votes cast. Broker non-votes will not count as shares present at the meeting or for the purpose of determining the number of votes cast. “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

How will votes be counted?

Each ordinary share will be counted as one vote according to the instructions contained on a properly completed proxy or on a ballot voted in person at the meeting. Shares will not be voted in favor of a proposal if either (1) the shareholder abstains from voting on a particular matter, or (2) the shares are broker non-votes.

Who will count the votes?

The votes will be counted, tabulated and certified by Computershare Trust Company, Inc., our transfer agent.

How do the Management Board and Supervisory Board recommend that I vote on the proposal?

The Management Board and Supervisory Board recommend that you vote FOR the authorization of our Management Board, acting with the approval of the Supervisory Board, to repurchase up to 20% of our issued and outstanding ordinary shares until March 30, 2013.

Will any other business be conducted at the meeting or will other matters be voted on?

Our Management Board and Supervisory Board do not know of any other matters that may come before the meeting. If any other matter properly comes before the meeting, then, to the extent permitted by applicable law, the persons named in the proxy card that accompanies this proxy statement may exercise their judgment in deciding how to vote, or otherwise act, at the meeting with respect to that matter or proposal.

Where can I find the voting results?

We will report the voting results within four business days after the meeting on a Current Report on Form 8-K that we will file with the SEC.

How and when may I submit a shareholder proposal, including a shareholder nomination for supervisory director, for the 2011 annual general meeting?

Because we are a Dutch limited company whose ordinary shares are traded on a U.S. securities exchange, both U.S. and Dutch rules and timeframes apply if you wish to submit a candidate for supervisory director to be considered for election at our 2011 annual general meeting or if you wish to submit another kind of proposal for consideration by shareholders at our 2011 annual general meeting.

Under our Dutch articles of association, if you are interested in submitting a proposal, you must fulfill the requirements set forth in our articles of association, including satisfying both of the following criteria:

•	We must receive your proposal at our registered offices in Venlo, the Netherlands as set forth below no later than 60 days before the 2011 annual general meeting.

•	The number of ordinary shares you hold must equal at least the lesser of 1% of our issued share capital or the equivalent of €50 million in aggregate market value.

Under U.S. securities laws, to be included in our proxy statement for an annual general meeting, then in addition to the above requirements, a shareholder proposal needs to follow the procedures outlined in Rule 14a-8 of the U.S. Securities Exchange Act of 1934. The deadline for submitting your proposal to us for inclusion in our 2011 proxy statement has passed. Our proxy statement for the 2011 annual meeting will set forth the date by which shareholder proposals must be submitted for inclusion in our proxy statement for the 2012 annual meeting.

Under our articles of association, shareholders do not have the right to nominate supervisory directors directly, but if you submit information about a potential candidate for supervisory director to our Nominating and Corporate Governance Committee, then our Nominating and Corporate Governance Committee will consider whether he or she is appropriate for nomination to our Supervisory Board. Shareholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential candidates for the Supervisory Board by submitting their names, together with appropriate biographical information and background materials.

Any proposals, nominations or notices under our articles of association should be sent to:

Secretary, Vistaprint N.V.
Hudsonweg 8
5928 LW Venlo
The Netherlands

With a copy to:
General Counsel
Vistaprint USA, Incorporated
95 Hayden Avenue
Lexington, MA 02421
USA

What are the costs of soliciting these proxies?

We will bear the costs of solicitation of proxies. We have retained Alliance Advisors for a fee of $7,500 plus expenses to assist us in soliciting proxies from our shareholders and to verify certain records relating to the solicitation. We and our supervisory directors, officers and selected other employees may also solicit proxies by mail, telephone, e-mail or by other means of communication. Supervisory directors, officers and employees who help us in solicitation of proxies will not be specially compensated for those services, but they may be reimbursed for their reasonable out-of-pocket expenses incurred in connection with their solicitation. We will request brokers, custodians and fiduciaries to forward proxy soliciting material to the owners of our ordinary shares that they hold in their names and will reimburse these entities for their reasonable out-of-pocket expenses incurred in connection with the distribution of our proxy materials.

Householding of Meeting Materials

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy materials. This means that only one copy of our proxy statement or annual report to security holders may be sent to multiple shareholders in your household. We will promptly deliver a separate copy of the annual report to security holders or proxy statement to you if you contact us at the following address or telephone number: Vistaprint N.V., c/o Vistaprint USA, Incorporated, Attention: Investor Relations, 95 Hayden Avenue, Lexington, MA 02421, USA, telephone no. +1 781-652-6480. If you want to receive separate copies of the proxy statement or annual report to security holders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder if you hold your shares in “street name,” or you may contact us at the above address or telephone number if you are a holder of record.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information regarding the beneficial ownership of our ordinary shares as of August 19, 2011 by:

•	each shareholder we know to own beneficially more than 5% of our outstanding ordinary shares;

•	each member of our Supervisory Board;

•	our named executives officers as of the end of our 2011 fiscal year; and

•	all of our supervisory directors and executive officers as a group.

		Percent of
	Number of	Ordinary
	Ordinary Shares	Shares
	Beneficially	Beneficially
Name and Address of Beneficial Owner(1)	Owned(2)	Owned(3)

5% Shareholders
Janus Capital Management LLC(4)	4,387,174	10.9%
151 Detroit Street Denver, CO 80206 USA
Manning & Napier Advisors, Inc.(5)	2,327,319	5.8
290 Woodcliff Drive Fairport, NY 14450
Thomas W. Smith(6)	2,310,288	5.8
323 Railroad Avenue Greenwich, CT 06830
Wells Fargo and Company(7)	2,397,500	6.0
420 Montgomery Street San Francisco, CA 94104
Executive Officers, Supervisory Directors and Nominees
Robert S. Keane(8)	3,315,981	8.0
Vistaprint 34, boulevard Haussman 75007 Paris, France
Katryn Blake(9)	37,298	*
Wendy M. Cebula(9)	70,396	*
John J. Gavin, Jr.(9)	42,327	*
Michael Giannetto(9)(10)	3,541	*
Peter Gyenes(9)	22,347	*
George M. Overholser(9)	76,428	*
Louis R. Page(9)(11)	195,729	*
Window to Wall Street 19 Miller Hill Road Dover, MA 02030 USA
Richard T. Riley(9)	55,291	*
Nicholas Ruotolo(9)	30,401	*
Ernst J. Teunissen(9)	3,303	*
Mark T. Thomas(9)	21,476	*
All executive officers and supervisory directors as a group (13 persons)(12)	3,918,907	9.4%

*	Less than 1%

(1)	Unless otherwise indicated, the address of each supervisory director and executive officer listed is c/o Vistaprint, Hudsonweg 8, 5928 LW Venlo, the Netherlands.

(2)	For each person or entity in the table above, the “Number of Shares Beneficially Owned” column may include ordinary shares attributable to the person or entity because of that holder’s voting or investment power or other relationship. The number of ordinary shares beneficially owned by each person or entity included in the table above is determined under rules promulgated by the SEC. Under these rules, a person or entity is deemed to have “beneficial ownership” of any shares over which that person or entity has or shares voting or investment power, plus any shares that the person or entity may acquire within 60 days of the date established for the purpose of determining ownership, including through the exercise of share options or through the vesting of restricted share units. Unless otherwise indicated, each person or entity referenced in the table has sole voting and investment power over the shares listed or shares such power with his or her spouse. The inclusion in the table of any shares, however, does not constitute an admission of beneficial ownership of those shares by the named shareholder.

(3)	The percentage ownership for each shareholder on August 19, 2011 is calculated by dividing (1) the total number of shares beneficially owned by the shareholder by (2) 40,142,430, the number of ordinary shares outstanding on August 19, 2011, plus any shares issuable to the shareholder within 60 days after August 19, 2011 (i.e., October 18, 2011), including restricted share units that vest and share options that are exercisable on or before October 18, 2011.

(4)	This information is based solely upon a Schedule 13G/A that the shareholder filed with the SEC on April 11, 2011.

(5)	This information is based solely upon a Schedule 13G that the shareholder filed with the SEC on February 11, 2011.

(6)	This information is based solely upon a Schedule 13G that the shareholder filed with the SEC on March 7, 2011.

(7)	This information is based solely upon a Schedule 13G that the shareholder filed with the SEC on January 25, 2011.

(8)	In addition to the shares listed in footnote 9, includes an aggregate of (i) 1,727,722 shares held by irrevocable discretionary trusts and other entities established for the benefit of Mr. Keane and/or members of his immediate family, or the Trusts, and (ii) 81,381 shares held by a charitable entity established by Mr. Keane and his spouse. Trustees who are independent of Mr. Keane and/or his spouse hold exclusive voting and investment power with respect to the ordinary shares owned by the Trusts and the ordinary shares issuable pursuant to share options and restricted share units held by the Trusts; Mr. Keane and his spouse do not hold such power with respect to the Trusts. Mr. Keane and his spouse share voting and investment power with respect to the shares held by the charitable entity. Mr. Keane and his spouse disclaim beneficial ownership of the shares, share options and restricted share units held by the Trusts and the charitable entity except to the extent of their pecuniary interest therein.

(9)	Includes the number of shares listed below that each executive officer and supervisory director has the right to acquire under share options and restricted share units that vest on or before October 18, 2011:

•	Mr. Keane: 1,506,878 shares, held by the Trusts

•	Ms. Blake: 25,109 shares

•	Ms. Cebula: 33,005 shares

•	Mr. Gavin: 27,693 shares

•	Mr. Giannetto: 1,000 shares

•	Mr. Gyenes: 16,219 shares

•	Mr. Overholser: 25,220 shares

•	Mr. Page: 15,675 shares

•	Mr. Riley: 45,675 shares

•	Mr. Ruotolo: 16,062 shares

•	Mr. Teunissen: 1,087 shares

•	Mr. Thomas: 3,968 shares

(10)	Mr. Giannetto ceased to be an executive officer of Vistaprint in March 2011.

(11)	In addition to the shares listed in footnote 9, includes an aggregate of (i) 166,438 shares held by Window to Wall Street, Inc., of which Mr. Page is President, and (ii) 4,000 shares held in custodial accounts for the benefit of Mr. Page’s minor children. Mr. Page disclaims beneficial ownership of the shares held by Window to Wall Street, Inc. and for the benefit of his minor children, except to the extent of his pecuniary interest therein.

(12)	Includes a total of 1,748,587 shares that all of our executive officers and supervisory directors have the right to acquire under share options and restricted share units that vest on or before October 18, 2011.

PROPOSAL 1 — AUTHORIZATION TO REPURCHASE SHARES

Under Dutch law and our articles of association, our shareholders may authorize our Management Board, with the approval of our Supervisory Board and subject to certain Dutch statutory provisions, to repurchase issued shares on our behalf in an amount, at prices and in the manner authorized by the shareholders. The approval of this proposal will allow us to have the flexibility to repurchase our ordinary shares without the expense of calling further extraordinary general meetings of shareholders. This authorization may not continue for more than 18 months, but may be given on a rolling basis. On November 4, 2010, we received authorization from our shareholders to repurchase up to 10% of our issued and outstanding ordinary shares on the open market, through privately negotiated transactions or in one or more self tender offers at prices per share between an amount equal to €0.01 (or the U.S. dollar equivalent) and an amount equal to 110% of the market price of our ordinary shares. As of August 12, 2011, we have repurchased 10% of our issued and outstanding ordinary shares under this authority. Because we have repurchased all of the shares available under this authority, we cannot make any further repurchases until our shareholders provide a new authorization to our Management Board. Therefore, in order to make additional repurchases, we are now seeking authorization to repurchase up to 20% of our outstanding shares in addition to the shares we have repurchased under our previous authority.

The Management Board believes that we would benefit by granting the Management Board authority, acting with the approval of our Supervisory Board, to repurchase this amount of our ordinary shares. For example, if the Management Board believes that our shares may be undervalued at the market levels at which they are then trading, repurchases of our share capital may represent an attractive investment for us. Our Management Board, with the prior approval of our Supervisory Board, would determine the number of shares repurchased, if any, and the timing and manner of any repurchases in light of prevailing market conditions, our available resources and other factors that we cannot now predict. The repurchased shares could be used for any valid corporate purpose, including the issuance of shares under our equity compensation plans or for acquisitions, mergers or similar transactions. The reduction in our issued capital resulting from any repurchases would increase the proportionate interest of the remaining shareholders in our net worth and whatever future profits we may earn. Under Dutch law, the number of our ordinary shares that we or our subsidiaries hold may generally never exceed 50% of the total number of our issued and outstanding shares.

In order to provide us with sufficient flexibility, we propose that our shareholders grant the Management Board authority for the repurchase of up to 20% of our issued and outstanding ordinary shares on the open market, through privately negotiated transactions or in one or more self tender offers at prices per share between an amount equal to €0.01 (or the U.S. dollar equivalent) and an amount equal to 110% of the market price of our ordinary shares on the NASDAQ Global Select Market or any other securities exchange where our shares are then traded (the market price being deemed to be the average of the closing price on each of the consecutive days of trading during a period no shorter than one trading day and no longer than 10 trading days immediately preceding the date of repurchase, as reasonably determined by the Management Board). This authority would begin on the date of the meeting and extend for 18 months until March 30, 2013.

Our Management Board and Supervisory Board recommend that you vote FOR the authorization of the Management Board and Supervisory Board to repurchase up to 20% of our issued and outstanding ordinary shares.

OTHER MATTERS

Our Management Board and Supervisory Board do not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, then, to the extent permitted by applicable law, the persons named as proxies may vote, or otherwise act, in accordance with their judgment on such matters.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Extraordinary General Meeting Proxy Card
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼
+

A Proposals — The Supervisory Board and Management Board recommend that you vote FOR proposal 1.

		For	Against	Abstain

1.	Authorize the Management Board to repurchase up to 20% of our issued and outstanding ordinary shares until March 30, 2013, as more fully described in this proxy statement.	☐	☐	☐

B Non-Voting Items
Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Extraordinary General Meeting.	☐
C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

01DG5A

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — VISTAPRINT N.V.

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT BOARD
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS – SEPTEMBER 30, 2011
The undersigned, revoking all prior proxies, hereby appoints Robert Keane, Lawrence Gold and Kathryn Leach, and each of them with full power of substitution, as proxies to represent and vote as designated hereon, all ordinary shares of Vistaprint N.V. (the “Company”) that the undersigned would be entitled to vote if personally present at the Extraordinary General Meeting of Shareholders of the Company on Friday, September 30, 2011, at the offices of Stibbe, Strawinskylaan 2001, 1077 ZZ Amsterdam, the Netherlands commencing at 5:30 p.m. (Central European Time) and any adjournments thereof.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.
ATTENDANCE OF THE UNDERSIGNED AT THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING, SIGNS AND DELIVERS A PROXY WITH A LATER DATE, OR VOTES IN PERSON AT THE MEETING.